UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2006
                                                           -------------

                           BIG CAT MINING CORPORATION
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             (Exact name of registrant as specified in its charter)


                                     Nevada
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                            (State of Incorporation)


                                    000-49870
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                            (Commission File Number)


                                   98-0205749
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                     (I.R.S. Employer Identification Number)


                         Suite 810, 1708 Dolphin Avenue
                          Kelowna, B.C., V1Y 9S4 Canada
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                    (Address of principal executive offices)

                                 (250) 868-8177
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              (Registrant's telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.02 - Termination of a Material Definitive Agreement

On January 6, 2006, Big Cat Mining Corporation (the "Registrant") and Canadian Spirit Resources Inc. (the "Optionor") signed an option termination agreement with an effective date of December 31, 2005. This option termination agreement terminates an original option agreement between the Registrant and the Optionor dated September 28, 2001 (the "Option Agreement") and mineral option amending agreements dated February 3, 2003, June 18, 2004 and December 31, 2004 (the "Option Amending Agreements"). The option termination agreement has the effect of ending the Registrant's involvement with the Big Cat Wollastonite property in northern British Columbia. As reported in the Registrant's Form 8K of January 24, 2006, the Registrant has entered into an asset purchase agreement with TDR Group LLC of Wyoming to acquire technology and design relating to fluid redistribution in well bore environments. This will result in a change of the Registrant's business.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(a)   Financial Statements of Business(es) Acquired

      Not Applicable

(b)   Pro forma Financial Information

      Not Applicable

(c)   Exhibits

      10       Option Agreement Termination Letter


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 6, 2006                      Big Cat Mining Corporation


                                            Per:  /s/Timothy Barritt
                                                  ------------------------------
                                                  Timothy Barritt,
                                                  President, C.E.O. and Director